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                        THIRD AMENDMENT TO LOAN AGREEMENT

        This THIRD AMENDMENT TO LOAN AGREEMENT (hereinafter, the "Third Amendment") is dated as of January 28, 2005, by and among BANK OF AMERICA, N.A., a national banking association having an address at IL1-231-10-35, 231 South LaSalle Street, Chicago, Illinois 60697, as Administrative Agent (hereinafter, the "Administrative Agent"), BANK OF AMERICA, N.A., COMMERZBANK AG NEW YORK BRANCH, a lending institution having an address at 2 World Financial Center, New York, New York 10281, PB CAPITAL CORPORATION, a lending institution having an address at 590 Madison Avenue, New York, New York 10022, MANUFACTURERS AND TRADERS TRUST COMPANY, a lending institution having an address at One M & T Plaza, Buffalo, New York 14240, SOVEREIGN BANK, a lending institution having an address at 75 State Street, Boston, Massachusetts 02109, RAYMOND JAMES BANK, FSB, a lending institution having an address at 710 Carillon Parkway, St. Petersburg, Florida 33716, CITIZENS BANK, a lending institution having an address at 3025 Chemical Road 194-0245, Suite 245, Plymouth Meeting, Pennsylvania 19462, and the other lending institutions which are or may hereafter become parties to the Loan Agreement (as defined below), as the Lenders (collectively, the "Lenders"), and CEDAR SHOPPING CENTERS PARTNERSHIP, L.P., a Delaware limited partnership having an address at 44 South Bayles Avenue, Port Washington, New York 11050, as the Borrower (hereinafter, the "Borrower"). All capitalized terms not otherwise defined herein shall have the same meaning ascribed to such terms and set forth under the Loan Agreement.

                                   BACKGROUND

        WHEREAS, Fleet National Bank, as the original administrative agent, Fleet National Bank, Commerzbank AG New York Branch, PB Capital Corporation, Manufacturers and Traders Trust Company, Sovereign Bank, Raymond James Bank, FSB and Citizens Bank, as the original lenders (hereinafter, the "Original Lenders"), and Borrower entered into a certain loan arrangement (hereinafter, the "Loan Arrangement") evidenced by, among other documents, instruments and agreements, that certain Loan Agreement dated as of January 30, 2004, as amended by that certain First Amendment to Loan Agreement dated as of June 16, 2004, and as further amended by that certain Second Amendment to Loan Agreement dated as of November 2, 2004 (hereinafter, collectively, the "Loan Agreement"), and those certain promissory notes dated as of January 30, 2004 executed by the Borrower in favor of the Original Lenders in the original aggregate principal amount of $100,000,000.00 (hereinafter, individually and collectively, the "Note");

        WHEREAS, pursuant to Section 13.1.10 of the Loan Agreement, Fleet National Bank has resigned from the position of the "Administrative Agent" under the Loan Arrangement, and the Administrative Agent has accepted the position of the successor "Administrative Agent" under the Loan Arrangement;

        WHEREAS, pursuant to the terms and conditions of that certain Assignment and Acceptance Agreement dated as of January 28, 2005 (hereinafter, the "Assignment Agreement"), by and between Fleet National Bank, as "Assignor", and the Administrative Agent, as "Assignee", Fleet National Bank has assigned all of its right, title and interest as a "Lender"

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under the Loan Arrangement including, without limitation, all of its Commitment, to the Administrative Agent;

        WHEREAS, the Lenders and the Borrower have agreed to consent to the (i) resignation by Fleet National Bank from the position of the "Administrative Agent" under the Loan Arrangement, and the acceptance by the Administrative Agent of the position of the successor "Administrative Agent" under the Loan Arrangement, and (ii) terms and conditions of the Assignment Agreement and the assignment of interests effected thereby;

        WHEREAS, pursuant to the terms and conditions of Section 2.1.1 (iii) of the Loan Agreement, the Borrower has the right, on any one (1) or more occasions prior to the Maturity Date, to elect to increase the Established Loan Amount;

        WHEREAS, the Borrower has elected, and the Administrative Agent and the Lenders have agreed, to increase the Established Loan Amount in accordance with
Section 2.1.1(iii) of the Loan Agreement; and

        WHEREAS, the Administrative Agent, Lenders and Borrower have agreed to amend the Loan Agreement as more particularly set forth herein.

        Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and among the Administrative Agent, Lenders and Borrower as follows:

        1. The Lenders and the Borrower hereby (i) consent to the resignation by Fleet National Bank from the position of the "Administrative Agent" under the Loan Arrangement, and the acceptance by the Administrative Agent of the position of the successor "Administrative Agent" under the Loan Arrangement, and
                (ii) acknowledge and agree to the terms and conditions of the Assignment Agreement, and consent to the assignment by Fleet National Bank of all of its right, title and interest as a "Lender" under the Loan Arrangement including, without limitation, all of its Commitment, to the Administrative Agent.

        2. All references in the Loan Agreement to "Fleet National Bank" and "Fleet National Bank, a national banking association with a place of business at 100 Federal Street, Boston, Massachusetts 02110" are hereby deleted and shall be replaced with "Bank of America, N.A." and "Bank of America, N.A., a national banking association with a place of business at IL1-231-10-35, South LaSalle Street, Chicago, Illinois 60697", respectively.

        3. Section 12.1 of the Loan Agreement is hereby amended by deleting the phrase "FleetBoston Financial Corporation" and replacing the same with "Bank of America Corporation".

        4. Section 12.2 of the Loan Agreement is hereby amended by deleting all references to the phrase "F1eetBoston Financial Corporation" and replacing the same with "Bank of America Corporation".

                                        2
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        5.      Section 15.1 of the Loan Agreement is hereby amended by deleting the following text:

                "Fleet National Bank
                c/o Bank of America
                231 South LaSalle Street, 10th Floor
                Chicago, Illinois  60622
                Attention: Mark A. Mokelke
                FAX Number: (312) 828-3600"

                and replacing the same with the following:

                "Bank of America, N.A.
                NC1-007-14-24
                Bank of America Corporate Center
                100 N. Tyson Street
                Charlotte, North Carolina 28255-0001
                Attention: Cindy Fischer
                FAX No.: (704) 409-0180

                And

                Bank of America, N.A.
                IL1-231-10-35
                231 South LaSalle Street, 10th Floor
                Chicago, Illinois 60622
                Attention: Mark A. Mokelke
                FAX Number: (312) 828-3600"

        6. The definition of the term "Established Loan Amount" is hereby deleted in its entirety and shall be replaced with the following:

                "Established Loan Amount shall mean, as of January 28, 2005, One Hundred Forty Million Dollars ($140,000,000.00)."

        7. The definition of the term "Note" is hereby deleted in its entirety and shall be replaced with the following:

                "Note shall mean, collectively, the Amended and Restated Promissory Notes dated January 28, 2005, payable to each Lender in the aggregate original principal amount of the Established Loan Amount."

        8. Exhibit F to the Loan Agreement is hereby deleted in its entirety and shall be replaced with the Exhibit F attached hereto as Exhibit A.

        9. Exhibit I to the Loan Agreement is hereby deleted in its entirety and shall be replaced with the Exhibit I attached hereto as Exhibit B.

                                        3
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        10.     Exhibit J to the Loan Agreement is hereby deleted in its
                entirety and shall be replaced with the Exhibit J attached hereto as Exhibit C.

        11. Schedule 6.14.2(i) to the Loan Agreement is hereby deleted in its entirety and shall be replaced with the Schedule 6.14.2(i) attached hereto as Exhibit D.

        12. The Borrower hereby ratifies, confirms, and reaffirms all of the terms and conditions of the Loan Agreement, and all of the other documents, instruments, and agreements evidencing the Loan Arrangement including, without limitation, the Note. The Borrower further acknowledges and agrees that all of the terms and conditions of the Loan Arrangement shall remain in full force and effect except as expressly provided in this Third Amendment. No novation of the indebtedness evidenced by the Note, the Loan Agreement or any other Loan Document shall occur as a result of the execution of this Third Amendment.

        13. Any determination that any provision of this Third Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Third Amendment.

        14. This Third Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Third Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

        15. The Loan Agreement, as amended by this Third Amendment, constitutes the entire agreement of the parties regarding the matters contained herein and shall not be modified by any prior oral or written communications.

        16. The Borrower acknowledges, confirms and agrees that it has no offsets, defenses, claims or counterclaims against the Administrative Agent or the Lenders with respect to any of the Borrower's liabilities and obligations to the Administrative Agent or the Lenders under the Loan Arrangement, and to the extent that the Borrower has any such claims under the Loan Arrangement, the Borrower affirmatively WAIVES and RENOUNCES such claims as of the date hereof.

             [The balance of this page is intentionally left blank]

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        IN WITNESS WHEREOF, this Third Amendment has been executed as a sealed instrument as of the date first set forth above.

                                   BORROWER:

                                   CEDAR SHOPPING CENTERS PARTNERSHIP, L.P., a Delaware limited partnership

                                   By:    Cedar Shopping Centers, Inc.
                                          its general-partner

                                          By:    /s/  Brenda J. Walker
                                                 ------------------------------
                                          Name:  Brenda  J.  Walker
                                          Title: Vice President

                                   ADMINISTRATIVE AGENT:

                                   BANK OF AMERICA, N.A.

                                   By:    /s/ Michael Edwards
                                          -----------------------
                                   Name:  Michael Edwards
                                   Title: Managing Director

                                   LENDERS:

                                   BANK OF AMERICA, N.A.

                                   By:    /s/ Michael Edwards
                                          -----------------------
                                   Name:  Michael Edwards
                                   Title: Managing Director

                                   COMMERZBANK AG NEW YORK BRANCH

                                   By:    /s/ James Brett
                                          -----------------------
                                   Name:  James Brett
                                   Title: Assistant Treasurer

                                   By:    /s/ Christian Berry
                                          -----------------------
                                   Name:  Christian Berry
                                   Title: Vice President

                             PB CAPITAL CORPORATION

                             By:    /s/  Perry Forman   /s/  Michael E. Asheroff
                                    -----------------   ------------------------
                             Name:  Perry Forman        Michael E. Asheroff
                             Title: Vice President      Associate

                             MANUFACTURERS AND TRADERS TRUST COMPANY

                             By:    /s/ Peter J. Ostrowski
                                    --------------------------
                             Name:  Peter J. Ostrowski
                             Title: Assistant Vice President

                             SOVEREIGN BANK

                             By:    /s/ T. Gregory Donohue
                                    --------------------------
                             Name:  T. Gregory Donohue
                             Title: Senior Vice President

                             RAYMOND JAMES BANK, FSB

                             By:    /s/ Thomas Macina
                                    --------------------------
                             Name:  Thomas Macina
                             Title: Senior Vice President

                             CITIZENS BANK

                             By:    /s/ Edwin H. Darrah
                                    --------------------------
                             Name:  Edwin H. Darrah
                             Title: Sr. Vice President

                                       6